UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)    April 27, 2006

Laurel Capital Group, Inc.

(Exact name of registrant as specified in its charter)

Pennsylvania	0-23010	25-1717451
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

2724 Harts Run Road, Allison Park, Pennsylvania		15101
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code   (412) 487-7400

Not Applicable

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 240.14d-2(b))

☒            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01               Entry into a Material Definitive Agreement.

On April 27, 2006, Laurel Capital Group, Inc. (“Laurel”) entered into an Agreement and Plan of Merger (the “Agreement”) with First Commonwealth Financial Corporation (“First Commonwealth”).  Under the terms of the Agreement, Laurel shareholders will be entitled to receive $28.25 in cash, an equivalent value of First Commonwealth common stock or a combination of cash and First Commonwealth stock in exchange for their shares of Laurel common stock, subject to proration to ensure that 70% of the aggregate merger consideration is paid in First Commonwealth common stock and 30% in cash.

The transaction is subject to a number of customary conditions, including receipt of all required regulatory approvals and the approval of Laurel shareholders.  The Agreement was unanimously approved by the boards of directors of both Laurel and First Commonwealth.  The transaction is expected to be completed during the third quarter of 2006.

The directors and executive officers of Laurel, who beneficially own in the aggregate approximately 11.3% of the outstanding shares of common stock of Laurel, have entered into voting agreements with First Commonwealth, pursuant to which the directors and executive officers have agreed to vote in favor of approval of the Agreement all of their shares of Laurel common stock which they are entitled to vote.

The foregoing description of the Agreement is qualified in its entirety by reference to the Agreement, a copy of which is included as Exhibit 2.1 to this report and is incorporated herein by reference.  For additional information, reference is made to the press release announcing the execution of the Agreement, a copy of which is included as Exhibit 99.1 to this report and is incorporated herein by reference.

Item 9.01               Financial Statements and Exhibits

(a)           Not applicable.

(b)           Not applicable.

(c)           The following exhibits are included with this Report:

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of April 27, 2006, by and between First Commonwealth Financial Corporation and Laurel Capital Group, Inc. (without Exhibits B and C thereto)

99.1	Press Release, dated April 27, 2006, regarding the Agreement and Plan of Merger.*

*

Incorporated by reference from the filing with the Securities and Exchange Commission made by Laurel on April 28, 2006 pursuant to Rule 14a-12 promulgated under the Securities Exchange Act of 1934, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

LAUREL CAPITAL GROUP, INC.

By:	/s/ Edwin R. Maus
	Name:	Edwin R. Maus
	Title:	President and Chief Executive Officer

Date:  May 1, 2006